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Exhibit 10.07
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                               SCOPE OF WORK
                              ---------------


This Statement of Work (SoW) describes the technical agreement between CRP and BioPulse for the project of TKI Immunoassay Test Development. This SoW presents the general sequence of events that will occur for BioPulse. The current price quotation is on file at CRP and BioPulse. CRP agrees to provide its "best efforts" to the project in relation to the quality of materials produced and timelines of performance. Dr. C.W. Carlson will coordinate efforts with Mr. J. Neville to comply with BioPulse' instructions for production.

This scope of work statement is based on the following conditions:

1)   BioPulse can supply enough antigen to prepare the calibrator lots.
2) BioPulse can supply at least two cell lines that make monoclonal antibodies suitable for use in the proposed ELISA sandwich assay for TK-1.
3) BioPulse can supply enough purified monoclanal antibody from at least the clones to be used in the proposed ELISA sandwich assay for TK-1 to permit the start of initial assay development and calibrator stability studies without for the production of additional antibody.

Covenance Research Products recommends that if a supply and long-term source of antigen, made under GMP, can be found before this work is completed that this work is discontinued and the project be moved to the next phase, pre-clinical assay development, at once.

BioPulse International, Inc., agrees to supply:

1) At the start of the project at least four (4) different clones specific for TK-1, two of IgG isotype and two of IgM isotype.
2) At the start of the project a supply of TK-1 suitable for use as a calibrator.
3) At the start of the project enough antibody from each of the clones to be evaluated as part of the proposed ELISA sandwich assay for TK-1 to permit the start of initial assay development and calibrator stability studies.
4)   Human serum samples with known TK-1 levels.
5) A vector with the human TK-1 gene inserted for use in bacterial expression systems or the Raji cell line suitable for use in the production of human TK-1, if either of these options are judged as suitable for the production of TK-1 for use in a method calibrator.
6)   Expertise to help with assay development.
7)   Financial supprt.





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/Watermark/

                               Scope of Work
                               --------------
Covance Research Products agrees to do the following:

Part A    Cell Culture, Cloning, & Freezing Antibody Production,
          Purification, & Labeling:
-------   ------------------------------------------------------

Day*      Procedure
-------   ---------

0         Receive vials of at least two cell lines and place in LN storage.
0         Thaw 1 vial of each received cell lines.
0         Place each received cell line in culture and expand to provide cells for:
                    In vivo antibody production (ascites)
                    In vitro antibody production (roller bottles)
                    Clonality and cell line stability testing (10 wk)
0         Clone each received cell line on 5 plates each (Day 0 test for clonality and cell line stability study).
4-6       Isotype antibody produced by each received cell line.
5         Ascites, start (10 mice each line).
10-14     Roller bottle production, start (2L each line).
10-14     Freeze a 10 vial working stock.
21        Locate subclones and ELISA test each received cell line (Day 0 test for clonality and cell line stability study).
28        Clone each received cell line on 5 plates each (Day 28 test for clonality and cell line stability study).
31-36     Roller bottle production end, pool and filter.
32-38     Protein A purification of roller bottle produced monoclanals of
               IgG isotype.
39-44     Biotinalation of up to 20mg purified tag antibody from roller bottle production.
39-44     ELISA assay to monitor Biotinalation.  Assume a minimum of 2 assays.
49        Locate subclones and ELISA test each received cell line (Day 28 test for clonality and cell line stability study).
56        Clone each received cell line on 5 plates each (Day 56 test for clonality and cell line stability study).
64        Ascites, end collection and pool.
64-70     Protein A purification of ascites produced monoclonals of IgG isotype.
70        Clone each received cell line on 5 plates each (Day 70 test for clonality and cell line stability study).
71-75     Biotinalation of up to 20mg purified tag antibody from ascites production.
77        Locate subclones and ELISA test each received cell line (Day 56 test for clonality and cell line stability study).
91        Locate subclones and ELISA test each received cell line (Day 70 test for clonality and cell line stability syudy).
     -------------------
          *    Day 0 is the day CRP receives the cell lines.



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                               Scope of Work
                              ---------------


Part B         Calibrator Definition, Design, Evaluation, Test Lot
               Production and Stability Testing:
--------       -----------------------------------------------------

Day            Procedure
---            ---------

before 0       Establish calibrator levels and possible test milieus in
                    conjunction with Client.
0              Receive antigen supply for calibrator preparation and store as recomended.
1              Make up L/N 1 of a non-serum-based (NSB) calibrator set (1ml fill, sterile, liquid -25 degrees C, 60 sets).
1-14           Identify source of normal human serum and acquire as needed for calibrator production.
2              Ship NSB calibrator set to Client for concentration analysis using gold standard assay method.
3              Start 6 month NSB calibrator stability study (All 7 levels,
                    -25, 5 and 30 degrees C, days 0, 1, 2, 4, 7, 14, 21,
                    35, 49, 60, 90, 120, 150, 180)
10-21          Make up L/N 1 of serum-based (SB) calibrator set (1ml fill, sterile, liquid, -25 degrees C, 120 sets).
14-23          Ship SB calibrator set to Client for concentration analysis using gold standard assay method.
15-24          Start 6 month SB calibrator stability study (All 7 levels, -
                    5, 5 and 30 degrees C, days 0, 1, 2, 4, 7, 14, 21, 35,
                    49, 60, 90, 120, 150, 180)

     ---------------
          * Day 0 is the day CRP receives samples of purified antigen and both antibodies.




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                               Scope of Work
                              ---------------


Part C:        Assay Design, Optimization; Sensitivity; Precision and
               Limited Patient Testing:
-------        ---------------------------------------------------------

Day            Procedure
---            ----------

0              Receive purified antibody supply for both tag and capture
               monoclanals and store at -80 degrees C.
0-1            If tag antibody is supplied labeled run assay using standard initial conditions or those recommended by Client and using the NSB calibrator set.
2-4            If tag antibody not supplied labeled, biotinalation of up to
                    10mg of purified tag antibody.
2-4            ELISA assay to monitor biotinalation.  Assume a minimum of 2 assays.
5-8            Run and repeat assay on three days using standard initial
                    conditions or those recommended by Client. Use the NSB calibrator set.
9-10           Set level 1 prototype assay for use in calibrator stability testing.
11-25          First pass optimization of capture and tag antibodies and
                    enzyme label levels using reagents supplied by Client. Includes evalution of covalent linked capture antibody.
80-110         Refine optimization of capture and tag antibodies and enzyme label levels using CRP produced assay reagents.
                    Confirm first pass assay optimization results and extend to serum based calibration.
110-124        Determine assay signal to noise, sensitivity, linear range, and sample recovery with and without matrix. Day to Day and Plate to Plate variability with three repeats.
125-132        Determine antigen levels in 50 to 100 patient samples
                    supplied by client.
     ---------------
          * Day 0 is the day CRP receives samples of purified antigen and both antibodies.







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                               Scope of Work
                               --------------

COMPENSATION

Upon receipt of purchase order CRP will invoice BioPulse for one half of the quoted price for the project. The balance of payment will be due upon completion of the project.
The BioPulse purchase order number for this project in 0096.
CRP invoices will be sent to:

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

CONTACT AND COMMUNICATIONS

CRP project    Dr. Charles W. Carlson   BioPulse project  Jonathan Neville
updates        CRP Inc.                 Updates           BioPulse International,
               P.O. Box 7200                              Inc.
               Denver, PA 17517                           10421 S. Jordan, UT. 84095


CRP            CRP, Inc.                BioPulse          Jon
accounting     P.O. Box 7200            accounting        BioPulse International,
               Denver, PA 17517                           Inc.
                                                          10421 S. Jordan, UT. 84095

CRP            CRP, Inc.                BioPulse          Jon
Shipping       P.O. Box 7200            Shipping          BioPulse International,
               Denver, PA 17517                           Inc.
                                                          10421 S. Jordan, UT. 84095



CHANGES

Any changes to this agreement and the conditions described herein, must be mutually agreed to in writing by CRP and BioPulse. CRP will notify BioPulse of any event that may improve production efficiencies. CRP will also notify BioPulse of any event or production concern that may affect the suitability of the product.

APPROVED BY:


-------------------------------
BioPulse, (Title)


-------------------------------
CRP (Title)





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